UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

BlackRock Real Estate Securities Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2015

Date of reporting period: 1/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Real Estate Securities Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.
TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	9.29	12.25
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2015

Investment Objective

BlackRock Real Estate Securities Fund’s (the “Fund”) investment objective is to seek total return comprised of long-term growth of capital and dividend income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended January 31, 2015, the Fund’s Institutional Shares outperformed the benchmark, the FTSE EPRA/NAREIT United States Index, while the Fund’s Investor A and Investor C Shares underperformed.

What factors influenced performance?

•

The U.S. real estate securities market experienced strong returns across all sectors as real estate fundamentals continued to improve. Low interest rates continued to provide opportunities to operating companies that enjoyed low-cost funding and strong capital flows.

•

Positive stock selection drove relative performance for the period. In particular, stock selection in the triple net lease, office, self-storage, residential and retail sectors contributed positively to performance.

•	During the 12-month period, stock selection within the lodging, industrial, specialty and health care sectors detracted from performance.

Describe recent portfolio activity.

•

Over the period, an underweight in health care was changed to a neutral position relative to the benchmark and an underweight in triple net lease securities was reduced, as was an overweight in data centers. In terms of sector weights, the biggest change was a shift from lodging C-Corporations to lodging real estate investment trusts (“REITs”). In addition, the Fund’s underweight in retail shopping centers was reduced. Within residential, an overweight in multi-family apartments was increased and the Fund’s student housing position was sold.

Describe portfolio positioning at period end.

•

The Fund’s modest sector overweights or underweights relative to the benchmark index are largely the result of stock selection driven by a bottom-up investment process. However, the Fund will nevertheless selectively take overweight and/or underweight positions and pursue themes within a sector or industry. As of period end, the Fund was overweight in cell towers, regional malls and laboratories, and underweight in diversified REITs and the office sectors relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Simon Property Group, Inc.	11%
Boston Properties, Inc.	7
AvalonBay Communities, Inc.	5
Ventas, Inc.	5
Equity Residential	5
Health Care REIT, Inc.	4
Extra Space Storage, Inc.	4
Prologis, Inc.	4
Essex Property Trust, Inc.	3
Federal Realty Investment Trust	3

Industry Allocation	Percent of Long-Term Investments

Retail	25%
Residential	16
Health Care	14
Office	13
Lodging	8
Triple Net Lease	7
Industrial	6
Self Storage	6
Specialty	4
Other	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry inside the United States.

[3]	A subset of the EPRA/NAREIT Global Index and the EPRA/NAREIT North America Index containing publicly quoted real estate companies that meet the EPRA Ground Rules.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.90%	33.92%	N/A	17.79%	N/A
Investor A	18.79	33.61	26.59%	17.51	14.83%
Investor C	18.35	32.65	31.65	16.62	16.62
FTSE EPRA/NAREIT United States Index	18.16	33.74	N/A	17.70	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 28, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,189.00	$5.79	$1,000.00	$1,019.91	$5.35	1.05%
Investor A	$1,000.00	$1,187.90	$7.17	$1,000.00	$1,018.65	$6.61	1.30%
Investor C	$1,000.00	$1,183.50	$11.28	$1,000.00	$1,014.87	$10.41	2.05%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2014 and held through January 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Schedule of Investments January 31, 2015	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care — 13.9%
Health Care REIT, Inc.	22,827	$1,870,673
Healthcare Trust of America, Inc., Class A	23,390	689,069
Medical Properties Trust, Inc.	36,309	558,069
National Health Investors, Inc.	11,969	894,802
Ventas, Inc.	28,394	2,266,125

		6,278,738
Industrial — 6.3%
Prologis, Inc.	38,373	1,732,157
Rexford Industrial Realty, Inc.	70,747	1,133,367

		2,865,524
Lodging — 7.8%
Pebblebrook Hotel Trust	27,093	1,258,199
RLJ Lodging Trust	28,980	987,349
Sunstone Hotel Investors, Inc.	74,377	1,268,128

		3,513,676
Office — 12.4%
Boston Properties, Inc.	21,506	2,985,033
Kilroy Realty Corp.	10,460	775,609
Parkway Properties, Inc.	35,636	652,139
SL Green Realty Corp.	9,614	1,211,364

		5,624,145
Other — 1.2%
American Tower Corp.	5,417	525,178
Residential — 15.9%
AvalonBay Communities, Inc.	13,569	2,347,301
Camden Property Trust	13,058	1,006,119
Equity Residential	29,097	2,258,218
Essex Property Trust, Inc.	6,874	1,553,868

		7,165,506
Retail — 25.0%
CBL & Associates Properties, Inc.	28,420	586,020
Equity One, Inc.	30,820	839,537
Federal Realty Investment Trust	10,134	1,456,965
The Macerich Co.	11,828	1,017,326

Common Stocks	Shares	Value
Retail (concluded)
Ramco-Gershenson Properties Trust	29,534	$577,980
Simon Property Group, Inc.	23,757	4,719,566
Taubman Centers, Inc.	13,790	1,130,092
Weingarten Realty Investors	26,402	989,547

		11,317,033
Self Storage — 5.6%
Extra Space Storage, Inc.	28,114	1,855,524
Public Storage	3,334	669,601

		2,525,125
Specialty — 4.0%
Alexandria Real Estate Equities, Inc.	9,491	925,562
CyrusOne, Inc.	31,964	896,590

		1,822,152
Triple Net Lease — 6.6%
American Realty Capital Properties, Inc.	33,237	307,941
EPR Properties	14,804	963,148
Gramercy Property Trust, Inc.	98,776	683,530
Spirit Realty Capital, Inc.	41,731	536,661
STAG Industrial, Inc.	18,062	473,224

		2,964,504
Total Long-Term Investments (Cost — $38,075,931) — 98.7%		44,601,581

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (a)(b)	1,146,359	1,146,359
Total Short-Term Securities (Cost — $1,146,359) — 2.5%		1,146,359
Total Investments (Cost — $39,222,290) — 101.2%		45,747,940
Liabilities in Excess of Other Assets — (1.2)%		(547,436)

Net Assets — 100.0%		$45,200,504

Notes to Schedule of Investments

(a)	Represents the current yield as of report date.

(b)	During the year ended January 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at January 31, 2014	Net Activity	Shares/Beneficial Interest Held at January 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	102,955	1,043,404	1,146,359	$215
BlackRock Liquidity Series, LLC, Money Market Series	$1,778,275	$(1,778,275)	—	$164

Portfolio Abbreviation
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	7

Schedule of Investments (concluded)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$44,601,581	—	—	$44,601,581
Short-Term Securities	1,146,359	—	—	1,146,359

Total	$45,747,940	—	—	$45,747,940

[1] See above Schedule of Investments for values in each industry.

During the year ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Statement of Assets and Liabilities

January 31, 2015

Assets
Investments at value — unaffiliated (cost — $38,075,931)	$44,601,581
Investments at value — affiliated (cost — $1,146,359)	1,146,359
Investments sold receivable	294,602
Capital shares sold receivable	467,574
Dividends receivable — unaffiliated	28,613
Dividends receivable — affiliated	43
Prepaid expenses	22,321

Total assets	46,561,093

Liabilities
Investments purchased payable	1,248,168
Capital shares redeemed payable	17,216
Investment advisory fees payable	10,345
Service and distribution fees payable	7,494
Other affiliates payable	1,192
Officer’s and Trustees’ fees payable	836
Other accrued expenses payable	75,338

Total liabilities	1,360,589

Net Assets	$45,200,504

Net Assets Consist of
Paid-in capital	$37,807,927
Distributions in excess of net investment income	(21,409)
Undistributed net realized gain	888,336
Net unrealized appreciation/depreciation	6,525,650

Net Assets	$45,200,504

Net Asset Value
Institutional — Based on net assets of $17,862,480 and 1,303,159 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.71

Investor A — Based on net assets of $23,791,687 and 1,737,768 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.69

Investor C — Based on net assets of $3,546,337 and 260,607 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.61

See Notes to Financial Statements.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	9

Statement of Operations

Year Ended January 31, 2015

Investment Income
Dividends — unaffiliated	$681,321
Dividends — affiliated	215
Securities lending — affiliated — net	164

Total income	681,700

Expenses
Investment advisory	201,857
Professional	92,380
Registration	43,924
Printing	31,180
Administration	20,880
Custodian	8,848
Officer and Trustees	4,420
Service — Investor A	31,900
Service and distribution — Investor C	16,774
Administration — Institutional	3,007
Administration — Investor A	3,086
Administration — Investor C	404
Transfer agent — Institutional	7,545
Transfer agent — Investor A	17,817
Transfer agent — Investor C	3,613
Miscellaneous	5,230

Total expenses	492,865
Less fees waived by Manager	(107,437)
Less administration fees waived	(2,284)
Less administration fees waived — Institutional	(2,981)
Less administration fees waived — Investor A	(3,075)
Less administration fees waived — Investor C	(404)
Less transfer agent fees waived — Institutional	(149)
Less transfer agent fees waived — Investor A	(920)
Less transfer agent fees waived — Investor C	(324)
Less transfer agent fees reimbursed — Institutional	(7,160)
Less transfer agent fees reimbursed — Investor A	(16,586)
Less transfer agent fees reimbursed — Investor C	(3,173)
Less expenses reimbursed by Manager	(16,652)

Total expenses after fees waived and/or reimbursed	331,720

Net investment income	349,980

Realized and Unrealized Gain
Net realized gain from investments	1,218,251
Net change in unrealized appreciation/depreciation on investments	6,292,304

Net realized and unrealized gain	7,510,555

Net Increase in Net Assets Resulting from Operations	$7,860,535

See Notes to Financial Statements.

10	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Statements of Changes in Net Assets

	Year Ended January 31,
Increase in Net Assets:	2015	2014

Operations
Net investment income	$349,980	$95,712
Net realized gain	1,218,251	88,691
Net change in unrealized appreciation/depreciation	6,292,304	45,263

Net increase in net assets resulting from operations	7,860,535	229,666

Distributions to Shareholders From[1]
Net investment income:
Institutional	(186,364)	(110,138)
Investor A	(171,198)	(29,427)
Investor C	(14,145)	(3,285)
Net realized gain:
Institutional	(127,062)	(107,580)
Investor A	(152,514)	(29,017)
Investor C	(23,872)	(4,700)

Decrease in net assets resulting from distributions to shareholders	(675,155)	(284,147)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	30,309,674	2,106,143

Net Assets
Total increase in net assets	37,495,054	2,051,662
Beginning of year	7,705,450	5,653,788

End of year	$45,200,504	$7,705,450

Undistributed (distributions in excess of) net investment income, end of year	$(21,409)	$318

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	11

Financial Highlights

	Institutional			Investor A			Investor C
	Year Ended January 31,		Period September 28, 2012[1] to January 31,	Year Ended January 31,		Period September 28, 2012[1] to January 31,	Year Ended January 31,		Period September 28, 2012[1] to January 31,
	2015	2014	2013	2015	2014	2013	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.44	$10.00	$10.46	$10.44	$10.00	$10.42	$10.43	$10.00

Net investment income (loss)[2]	0.20	0.16	0.04	0.13	0.10	0.04	0.02	(0.00)[3]	0.01
Net realized and unrealized gain	3.32	0.29	0.45	3.36	0.33	0.44	3.37	0.33	0.45

Net increase from investment operations	3.52	0.45	0.49	3.49	0.43	0.48	3.39	0.33	0.46

Distributions from:[4]
Net investment income	(0.17)	(0.21)	(0.04)	(0.15)	(0.20)	(0.03)	(0.09)	(0.14)	(0.02)
Net realized gain	(0.11)	(0.21)	(0.01)	(0.11)	(0.21)	(0.01)	(0.11)	(0.20)	(0.01)

Total distributions	(0.28)	(0.42)	(0.05)	(0.26)	(0.41)	(0.04)	(0.20)	(0.34)	(0.03)

Net asset value, end of period	$13.71	$10.47	$10.44	$13.69	$10.46	$10.44	$13.61	$10.42	$10.43

Total Return[5]
Based on net asset values	33.92%	4.45%	4.91%[6]	33.61%	4.17%	4.85%[6]	32.65%	3.34%	4.57%[6]

Ratios to Average Net Assets
Total expenses	1.67%	4.44%	7.77%[7,8]	1.88%	4.82%	7.96%[7,8]	2.70%	5.72%	8.90%[7,8]

Total expenses after fees waived and/or reimbursed	1.05%	1.06%	1.05%[7]	1.30%	1.30%	1.30%[7]	2.05%	2.05%	2.05%[7]

Net investment income (loss)	1.67%	1.54%	1.32%[7]	1.10%	0.94%	1.17%[7]	0.15%	(0.01)%	0.43%[7]

Supplemental Data
Net assets, end of period (000)	$17,862	$5,594	$5,273	$23,792	$1,808	$357	$3,546	$303	$24

Portfolio turnover rate	74%	59%	25%	74%	59%	25%	74%	59%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 8.36%, 8.55% and 9.48%, respectively.

See Notes to Financial Statements.

12	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Real Estate Securities Fund (the “Fund”). The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. For distribution and service fee breakdown see Note 4.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	13

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of January 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (continued)

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended January 31, 2015, the amount waived was $294.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, terminated.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended January 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$152	$921	$324	$1,397

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	15

Notes to Financial Statements (continued)

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Fund. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended January 31, 2015, the Fund paid $6,497 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are shown as administration fees waived in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.05% for Institutional, 1.30% for Investor A and 2.05% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to June 1, 2015, unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statement of Operations. For the year ended January 31, 2015, the amount included in fees waived by Manager was $107,143.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

16	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (continued)

On January 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires January 31,
	2016	2017
Fund Level	$229,068	$126,079
Institutional	$1,814	$10,290
Investor A	$2,700	$20,581
Investor C	$604	$3,901

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on January 31, 2015:

Fund Level	$108,960
Institutional	$513
Investor A	$86
Investor C	$41

For the year ended January 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,617.

For the year ended January 31, 2015, affiliates received CDSCs in the amount of $7,464 and 986 for the Fund’s Investor A and Investor C Shares, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended January 31, 2015, the Fund paid BIM $41 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

5. Purchases and Sales:

For the year ended January 31, 2015, purchases and sales of investments, excluding short-term securities, were $49,453,173 and $19,429,400, respectively.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	17

Notes to Financial Statements (continued)

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal, state and local tax returns remains open for each of the two years ended January 31, 2015 and the period ended January 31, 2013.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	1/31/15	1/31/14
Ordinary income	$474,749	$261,549
Long-term capital gains	200,406	22,598

Total	$675,155	$284,147

As of January 31, 2015, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$606,607
Undistributed long-term capital gains	341,133
Net unrealized gains[1]	6,466,246
Qualified late-year losses[2]	(21,409)

Total	$7,392,577

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$39,281,694

Gross unrealized appreciation	$6,601,577
Gross unrealized depreciation	(135,331)

Net unrealized appreciation	$6,466,246

7. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response

18	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Notes to Financial Statements (concluded)

to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of January 31, 2015, the Fund invested a significant portion of its assets in REITs. Changes in economic conditions affecting REITs would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of January 31, 2015, the Fund invested a significant portion of its assets in securities in the retail industry. Changes in economic conditions affecting such industry would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	921,357	$10,820,580	23,914	$264,599
Shares issued in reinvestment of distributions	15,250	186,864	18,306	185,086
Shares redeemed	(168,007)	(1,998,717)	(12,674)	(131,091)

Net increase	768,600	$9,008,727	29,546	$318,594

Investor A
Shares sold	1,888,812	$22,571,002	172,850	$1,859,040
Shares issued in reinvestment of distributions	25,747	319,144	5,467	55,314
Shares redeemed	(349,614)	(4,335,997)	(39,666)	(413,744)

Net increase	1,564,945	$18,554,149	138,651	$1,500,610

Investor C
Shares sold	250,790	$2,985,361	38,155	$412,965
Shares issued in reinvestment of distributions	2,879	35,837	782	7,865
Shares redeemed	(22,171)	(274,400)	(12,086)	(133,891)

Net increase	231,498	$2,746,798	26,851	$286,939

Total Net Increase	2,565,043	$30,309,674	195,048	$2,106,143

At January 31, 2015, 517,586 Institutional Shares, 2,082 Investor A Shares and 2,066 Investor C Shares of the Fund were owned by affiliates.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Real Estate Securities Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock Real Estate Securities Fund (the “Fund”), a series of BlackRock FundsSM, including the schedule of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Real Estate Securities Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

March 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended January 31, 2015, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	Percentage
Short-Term Capital Gain Distributions for Non-U.S. Residents[1]	12/11/14	39.07%

[1]	Represents the portion of the taxable ordinary distributions eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.070128 per share to shareholders of record on December 9, 2014.

20	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	112 RICs consisting of 231 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	21

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 152 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]   The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza 55, East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustee[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	112 RICs consisting of 231 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock and its affiliates.

22	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Officers and Trustees (concluded)

Name, Address[1] , and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	23

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

24	BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK REAL ESTATE SECURITIES FUND	JANUARY 31, 2015	25

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

REALES-1/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Real Estate Securities Fund	$22,625	$22,625	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

2

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Real Estate Securities Fund	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	April 2, 2015

5